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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    November 1, 2002
                                                   --------------------


                        RAMCO-GERSHENSON PROPERTIES TRUST
                        ---------------------------------
             (Exact name of registrant as specified in its Chapter)


        Maryland                      1-10093                 13-6908486
-------------------------------    --------------     --------------------------
(State or other jurisdiction        (Commission              (IRS Employer
    of incorporation)               File Number)           Identification No.)



27600 Northwestern Highway, Suite 200, Southfield, Michigan           48034
------------------------------------------------------------   -----------------
         (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code        (248) 350-9900
                                                   -----------------------------


                                 Not applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEMS 1-4.        NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

         Ramco-Gershenson Properties Trust is filing as Exhibit 12.1 its computation of ratio of earnings to fixed charges and preferred dividends in this Form 8-K for the six months ended June 30, 2002 and for each of the years ended December 31, 2001, 2000, 1999, 1998 and 1997. This exhibit is being filed for the purpose of being incorporated by reference into Ramco-Gershenson Properties Trust's registration statement on Form S-3 (File No. 333-86828).

ITEM 6.           NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a) -- (b)        Not applicable.

         (c)               Exhibits

                           12.1 Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Dividends.

ITEM 8.           NOT APPLICABLE.


                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            RAMCO-GERSHENSON PROPERTIES TRUST


Date:  November 1, 2002                     By: /s/ Richard J. Smith
                                                --------------------------------

                                            Name:    Richard J. Smith
                                            Title:   Chief Financial Officer


                                       3
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                                INDEX TO EXHIBITS


EXHIBIT NO.       DESCRIPTION
-----------       -----------

Exhibit 12.1 Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Dividends.